Exhibit 21.1

VIRGIN MEDIA INC

LIST OF SUBSIDIARY COMPANIES

AS AT JANUARY 31, 2011

Company	Jurisdiction

Subsidiaries:
Action Stations (2000) Limited	UK (England & Wales)
Action Stations (Lakeside) Limited	UK (England & Wales)
Anglia Cable Communications Limited	UK (England & Wales)
Avon Cable Investments Limited	UK (England & Wales)
Barnsley Cable Communications Limited	UK (England & Wales)
BCMV Limited	UK (England & Wales)
Bearsden Nominees, Inc	USA (Delaware)
Birmingham Cable Corporation Limited	UK (England & Wales)
Birmingham Cable Finance Limited	Channel Islands (Jersey)
Birmingham Cable Limited	UK (England & Wales)
Blue Yonder Workwise Limited	UK (England & Wales)
Bluebottle Call Limited	UK (England & Wales)
Bradford Cable Communications Limited	UK (England & Wales)
Cable Adnet Limited	UK (England & Wales)
Cable Camden Limited	UK (England & Wales)
Cable Communications (Telecom) Limited	UK (England & Wales)
Cable Communications Limited	UK (England & Wales)
Cable Enfield Limited	UK (England & Wales)
Cable Finance Limited	Channel Islands (Jersey)
Cable Hackney & Islington Limited	UK (England & Wales)
Cable Haringey Limited	UK (England & Wales)
Cable Interactive Limited	UK (England & Wales)
Cable Internet Limited	UK (England & Wales)
Cable London Limited	UK (England & Wales)
Cable on Demand Limited	UK (England & Wales)
CableTel (UK) Limited	UK (England & Wales)
CableTel Herts and Beds Limited	UK (England & Wales)
CableTel Northern Ireland Limited	UK (Northern Ireland)
CableTel Programming, Inc	USA (Delaware)
CableTel Scotland Limited	UK (Scotland)
CableTel Surrey and Hampshire Limited	UK (England & Wales)
CableTel Ventures Inc	USA (Delaware)
CableTel West Glamorgan Limited	UK (England & Wales)
CableTel West Riding Limited	UK (England & Wales)
Cambridge Cable Services Limited	UK (England & Wales)
Cambridge Holding Company Limited	UK (England & Wales)
Capital City Cablevision Limited	UK (Scotland)
CCL Corporate Communication Services Limited	UK (England & Wales)
Central Cable Holdings Limited	UK (England & Wales)
Central Cable Limited	UK (England & Wales)
Central Cable Sales Limited	UK (England & Wales)
Chariot Collection Services Limited	UK (England & Wales)

Continental Shelf 16 Limited	UK (England & Wales)
Credit-Track Debt Recovery Limited	UK (England & Wales)
Crystal Palace Radio Limited	UK (England & Wales)
De Facto 1159 Limited	UK (England & Wales)
Diamond Cable Communications Limited	UK (England & Wales)
Doncaster Cable Communications Limited	UK (England & Wales)
Dundee Cable and Satellite Limited	UK (Scotland)
East Coast Cable Limited	UK (England & Wales)
Ed Stone Limited	UK (England & Wales)
Edinburgh Cablevision Limited	UK (Scotland)
EMS Investments Limited	UK (England & Wales)
Eurobell (Holdings) Limited	UK (England & Wales)
Eurobell (IDA) Limited	UK (England & Wales)
Eurobell (No 2) Limited	UK (England & Wales)
Eurobell (No 3) Limited	UK (England & Wales)
Eurobell (No 4) Limited	UK (England & Wales)
Eurobell (South West) Limited	UK (England & Wales)
Eurobell (Sussex ) Limited	UK (England & Wales)
Eurobell (West Kent) Limited	UK (England & Wales)
Eurobell CPE Limited	UK (England & Wales)
Eurobell Internet Services Limited	UK (England & Wales)
Eurobell Limited	UK (England & Wales)
European Business Network Limited	UK (England & Wales)
Fastrak Limited	UK (England & Wales)
Filegale Limited	UK (England & Wales)
Fleximedia Limited	UK (England & Wales)
Flextech (1992) Limited	UK (England & Wales)
Flextech (Kindernet Investment) Limited	UK (England & Wales)
Flextech (Travel Channel) Limited	UK (England & Wales)
Flextech B Limited	UK (England & Wales)
Flextech Broadband Holdings Limited	UK (England & Wales)
Flextech Broadband Limited	UK (England & Wales)
Flextech Broadcasting Limited	UK (England & Wales)
Flextech Business News Limited	UK (England & Wales)
Flextech C	UK (England & Wales)
Flextech Childrens Channel Limited	UK (England & Wales)
Flextech Communications Limited	UK (England & Wales)
Flextech Digital Broadcasting Limited	UK (England & Wales)
Flextech Distribution Limited	UK (England & Wales)
Flextech Family Channel Limited	UK (England & Wales)
Flextech Homeshopping Limited	UK (England & Wales)
Flextech Interactive Limited	UK (England & Wales)
Flextech IVS Limited	UK (England & Wales)
Flextech L Limited	UK (England & Wales)
Flextech Limited	UK (England & Wales)
Flextech Media Holdings Limited	UK (England & Wales)
Flextech T Limited	UK (England & Wales)
Flextech Video Games Limited	UK (England & Wales)
Florida Homeshopping Limited	UK (England & Wales)
Future Entertainment Sàrl	Luxembourg
General Cable Group Limited	UK (England & Wales)

General Cable Holdings Limited	UK (England & Wales)
General Cable Investments Limited	UK (England & Wales)
General Cable Limited	UK (England & Wales)
General Cable Programming Limited	UK (England & Wales)
Halifax Cable Communications Limited	UK (England & Wales)
Hieronymous Limited	UK (Scotland)
Imminus (Ireland) Limited	Ireland (Dublin)
Interactive Digital Sales Limited	UK (England & Wales)
IVS Cable Holdings Limited	Channel Islands (Jersey)
Jewel Holdings	UK (England & Wales)
Lanbase European Holdings Limited	UK (England & Wales)
Lanbase Limited	UK (England & Wales)
Lewis Reed Debt Recovery Limited	UK (England & Wales)
M&NW Network II Limited	UK (England & Wales)
M&NW Network Limited	UK (England & Wales)
Matchco Directors Limited	UK (England & Wales)
Matchco Limited	UK (England & Wales)
Matchco Secretaries Limited	UK (England & Wales)
Mayfair Way Management Limited	UK (England & Wales)
Merger Sub Inc	USA (Delaware)
Middlesex Cable Limited	UK (England & Wales)
Network Gaming Consulting Limited	UK (England & Wales)
NNS UK Holdings 1 LLC	USA (Delaware) / UK Resident
NNS UK Holdings 2, Inc	USA (Delaware) / UK Resident
North CableComms Holdings, Inc	USA (Delaware) / UK Resident
North CableComms LLC	USA (Delaware) / UK Resident
North CableComms Management, Inc	USA (Delaware) / UK Resident
Northern Credit Limited	UK (England & Wales)
ntl (Aylesbury and Chiltern) Limited	UK (England & Wales)
ntl (B) Limited	UK (England & Wales)
ntl (BCM Plan) Pension Trustees Limited	UK (England & Wales)
ntl (Broadland) Limited	UK (England & Wales)
ntl (City and Westminster) Limited	UK (England & Wales)
ntl (County Durham) Limited	UK (England & Wales)
ntl (CRUK)	UK (England & Wales)
ntl (CWC Holdings)	UK (England & Wales)
ntl (CWC) Corporation Limited	UK (England & Wales)
ntl (CWC) Limited	UK (England & Wales)
ntl (CWC) Programming Limited	UK (England & Wales)
ntl (CWC) UK	UK (England & Wales)
ntl (Ealing) Limited	UK (England & Wales)
ntl (Fenland) Limited	UK (England & Wales)
ntl (Greenwich and Lewisham) Limited	UK (England & Wales)
ntl (Hampshire) Limited	UK (England & Wales)
ntl (Harrogate) Limited	UK (England & Wales)
ntl (Harrow) Limited	UK (England & Wales)
ntl (Kent) Limited	UK (England & Wales)
ntl (Lambeth and Southwark) Limited	UK (England & Wales)
ntl (Leeds) Limited	UK (England & Wales)
ntl (Norwich) Limited	UK (England & Wales)
ntl (Peterborough) Limited	UK (England & Wales)

ntl (South East) Limited	UK (England & Wales)
ntl (South Hertfordshire) Limited	UK (England & Wales)
ntl (South London) Limited	UK (England & Wales)
ntl (Southampton and Eastleigh) Limited	UK (England & Wales)
ntl (Sunderland) Limited	UK (England & Wales)
ntl (Thamesmead) Limited	UK (England & Wales)
NTL (Triangle) LLC	USA (Delaware) / UK Resident
ntl (V)	UK (England & Wales)
ntl (V) Plan Pension Trustees Limited	UK (England & Wales)
ntl (Wandsworth) Limited	UK (England & Wales)
ntl (Wearside) Limited	UK (England & Wales)
ntl (West London) Limited	UK (England & Wales)
ntl (YorCan) Limited	UK (England & Wales)
ntl (York) Limited	UK (England & Wales)
ntl Acquisition Company Limited	UK (England & Wales)
ntl Bolton Cablevision Holding Company	UK (England & Wales)
NTL Brighton LLC	USA (Delaware)
NTL Bromley Company	USA (Delaware) / UK Resident
ntl Business (Ireland) Limited	UK (England & Wales)
ntl Business Limited	UK (England & Wales)
ntl CableComms Bolton	UK (England & Wales)
ntl CableComms Bromley	UK (England & Wales)
ntl CableComms Bury and Rochdale	UK (England & Wales)
ntl CableComms Cheshire	UK (England & Wales)
ntl CableComms Derby	UK (England & Wales)
ntl CableComms East Lancashire	UK (England & Wales)
ntl CableComms Greater Manchester	UK (England & Wales)
ntl CableComms Group Limited	UK (England & Wales)
NTL CableComms Group, Inc	USA (Delaware) / UK Resident
ntl CableComms Holdings No 1 Limited	UK (England & Wales)
ntl CableComms Holdings No 2 Limited	UK (England & Wales)
ntl CableComms Lancashire No 1	UK (England & Wales)
ntl CableComms Lancashire No 2	UK (England & Wales)
ntl CableComms Limited	UK (England & Wales)
ntl CableComms Macclesfield	UK (England & Wales)
ntl CableComms Manchester Limited	UK (England & Wales)
ntl CableComms Oldham and Tameside	UK (England & Wales)
ntl CableComms Solent	UK (England & Wales)
ntl CableComms Staffordshire	UK (England & Wales)
ntl CableComms Stockport	UK (England & Wales)
ntl CableComms Surrey	UK (England & Wales)
ntl CableComms Sussex	UK (England & Wales)
ntl CableComms Wessex	UK (England & Wales)
ntl CableComms West Surrey Limited	UK (England & Wales)
ntl CableComms Wirral	UK (England & Wales)
ntl Cambridge Limited	UK (England & Wales)
NTL Chartwell Holdings 2, Inc	USA (Delaware) / UK Resident
ntl Chartwell Holdings Limited	UK (England & Wales)
NTL Chartwell Holdings, Inc	USA (Delaware) / UK Resident
ntl Communications Services Limited	UK (England & Wales)
ntl Darlington Limited	UK (England & Wales)

ntl Derby Cablevision Holding Company	UK (England & Wales)
NTL Digital (US), Inc	USA (Delaware)
ntl Digital Ventures Limited	UK (England & Wales)
ntl Fawnspring Limited	UK (England & Wales)
ntl Finance Limited	UK (England & Wales)
ntl Funding Limited	UK (England & Wales)
ntl Glasgow	UK (Scotland)
ntl Glasgow Holdings Limited	UK (England & Wales)
ntl Holdings (Broadland) Limited	UK (England & Wales)
ntl Holdings (East London) Limited	UK (England & Wales)
ntl Holdings (Fenland) Limited	UK (England & Wales)
ntl Holdings (Leeds) Limited	UK (England & Wales)
ntl Holdings (Norwich) Limited	UK (England & Wales)
ntl Holdings (Peterborough) Limited	UK (England & Wales)
NTL International Services, Inc	USA (Delaware)
ntl Internet Services Limited	UK (England & Wales)
ntl Irish Holdings Limited	UK (England & Wales)
ntl Kirklees	UK (England & Wales)
ntl Kirklees Holdings Limited	UK (England & Wales)
ntl Manchester Cablevision Holding Company	UK (England & Wales)
ntl Microclock Services Limited	UK (England & Wales)
ntl Midlands Limited	UK (England & Wales)
ntl National Limited	UK (England & Wales)
ntl National Networks Limited	UK (England & Wales)
NTL North CableComms Holdings, Inc	USA (Delaware) / UK Resident
NTL North CableComms Management, Inc	USA (Delaware) / UK Resident
ntl Partcheer Company Limited	UK (England & Wales)
ntl Pension Trustees Limited	UK (England & Wales)
NTL Programming Subsidiary Company	USA (Delaware) / UK Resident
ntl Rectangle Limited	UK (England & Wales)
NTL Rochester Inc	USA (Delaware)
ntl Sideoffer Limited	UK (England & Wales)
NTL Solent Company	USA (Delaware) / UK Resident
ntl Solent Telephone and Cable TV Company Limited	UK (England & Wales)
NTL South CableComms Holdings, Inc	USA (Delaware) / UK Resident
NTL South CableComms Management, Inc	USA (Delaware) / UK Resident
ntl South Central Limited	UK (England & Wales)
ntl South Wales Limited	UK (England & Wales)
ntl Streetunique Projects Limited	UK (England & Wales)
ntl Streetunit Projects Limited	UK (England & Wales)
ntl Streetusual Services Limited	UK (England & Wales)
ntl Streetvision Services Limited	UK (England & Wales)
ntl Streetvital Services Limited	UK (England & Wales)
ntl Streetwarm Services Limited	UK (England & Wales)
ntl Streetwide Services Limited	UK (England & Wales)
ntl Strikeagent Trading Limited	UK (England & Wales)
ntl Strikeamount Trading Limited	UK (England & Wales)
ntl Strikeapart Trading Limited	UK (England & Wales)
NTL Surrey Company	USA (Delaware) / UK Resident
NTL Sussex Company	USA (Delaware) / UK Resident
ntl Technical Support Company Limited	UK (England & Wales)

ntl Teesside Limited	UK (England & Wales)
ntl Telecom Services Limited	UK (England & Wales)
ntl Trustees Limited	UK (England & Wales)
NTL UK CableComms Holdings, Inc	USA (Delaware) / UK Resident
ntl UK Telephone and Cable TV Holding Company Limited	UK (England & Wales)
ntl Victoria II Limited	UK (England & Wales)
ntl Victoria Limited	UK (England & Wales)
NTL Wessex Company	USA (Delaware) / UK Resident
ntl Winston Holdings Limited	UK (England & Wales)
NTL Winston Holdings, Inc	USA (Delaware) / UK Resident
NTL Wirral Company	USA (Delaware) / UK Resident
ntl Wirral Telephone and Cable TV Company	UK (England & Wales)
Perth Cable Television Limited	UK (Scotland)
Pinnacle Debt Recovery Limited	UK (England & Wales)
Rapid Banking Solutions Limited	UK (England & Wales)
Rapid Business Solutions Limited	UK (England & Wales)
Rapid Personal Digital Solutions Limited	UK (England & Wales)
Rapid Travel Solutions Limited	UK (England & Wales)
Rotherham Cable Communications Limited	UK (England & Wales)
SANE Network Limited	UK (Scotland)
Screenshop Limited	UK (England & Wales)
Sheffield Cable Communications Limited	UK (England & Wales)
Smashedatom Limited	UK (England & Wales)
South CableComms Holdings, Inc	USA (Delaware) / UK Resident
South CableComms LLC	USA (Delaware) / UK Resident
South CableComms Management, Inc	USA (Delaware) / UK Resident
Southern East Anglia Cable Limited	UK (England & Wales)
Southwestern Bell International Holdings Limited	UK (England & Wales)
Telewest Carrier Services Limited	UK (England & Wales)
Telewest Communications (Central Lancashire) Limited	UK (England & Wales)
Telewest Communications (Cotswolds) Limited	UK (England & Wales)
Telewest Communications (Cumbernauld) Limited	UK (Scotland)
Telewest Communications (Dumbarton) Limited	UK (Scotland)
Telewest Communications (Dundee & Perth) Limited	UK (Scotland)
Telewest Communications (East Lothian and Fife) Limited	UK (Scotland)
Telewest Communications (Falkirk) Limited	UK (Scotland)
Telewest Communications (Fylde & Wyre) Limited	UK (England & Wales)
Telewest Communications (Glenrothes) Limited	UK (Scotland)
Telewest Communications (Internet) Limited	UK (England & Wales)
Telewest Communications (Liverpool) Limited	UK (England & Wales)
Telewest Communications (London South) Limited	UK (England & Wales)
Telewest Communications (Midlands and North West) Limited	UK (England & Wales)
Telewest Communications (Midlands) Limited	UK (England & Wales)
Telewest Communications (Motherwell) Limited	UK (Scotland)
Telewest Communications (Nominees) Limited	UK (England & Wales)
Telewest Communications (North East) Limited	UK (England & Wales)
Telewest Communications (North West) Limited	UK (England & Wales)
Telewest Communications (Publications) Limited	UK (England & Wales)
Telewest Communications (Scotland Holdings) Limited	UK (Scotland)
Telewest Communications (Scotland) Limited	UK (Scotland)
Telewest Communications (South East) Limited	UK (England & Wales)

Telewest Communications (South Thames Estuary) Limited	UK (England & Wales)
Telewest Communications (South West) Limited	UK (England & Wales)
Telewest Communications (Southport) Limited	UK (England & Wales)
Telewest Communications (St Helens & Knowsley) Limited	UK (England & Wales)
Telewest Communications (Taunton & Bridgwater) Limited	UK (England & Wales)
Telewest Communications (Telford) Limited	UK (England & Wales)
Telewest Communications (Tyneside) Limited	UK (England & Wales)
Telewest Communications (Wigan) Limited	UK (England & Wales)
Telewest Communications Cable Limited	UK (England & Wales)
Telewest Communications Holdco Limited	UK (England & Wales)
Telewest Communications Holdings Limited	UK (England & Wales)
Telewest Communications Networks Limited	UK (England & Wales)
Telewest Communications Services Limited	UK (England & Wales)
Telewest Directors Limited	UK (England & Wales)
Telewest Global Finance LLC	USA (Delaware)
Telewest Health Trustees Limited	UK (England & Wales)
Telewest Limited	UK (England & Wales)
Telewest Parliamentary Holdings Limited	UK (England & Wales)
Telewest Secretaries Limited	UK (England & Wales)
Telewest Share Trust Limited	UK (England & Wales)
Telewest Trustees Limited	UK (England & Wales)
Telewest UK Limited	UK (England & Wales)
Telewest Workwise Limited	UK (England & Wales)
The Cable Corporation Equipment Limited	UK (England & Wales)
The Cable Corporation Limited	UK (England & Wales)
The Cable Equipment Store Limited	UK (England & Wales)
The North London Channel Limited	UK (England & Wales)
The Yorkshire Cable Group Limited	UK (England & Wales)
Theseus No.1 Limited	UK (England & Wales)
Theseus No.2 Limited	UK (England & Wales)
TVS Television Limited	UK (England & Wales)
United Artists Investments Limited	UK (England & Wales)
Virgin Media (UK) Group, Inc	USA (Delaware) / UK Resident
Virgin Media Business Limited	UK (England & Wales)
Virgin Media Communications Limited	UK (England & Wales)
Virgin Media Communications Networks Limited	UK (England & Wales)
Virgin Media Directors Limited	UK (England & Wales)
Virgin Media Dover LLC	USA (Delaware)
Virgin Media Employee Medical Trust Limited	UK (England & Wales)
Virgin Media Finance PLC	UK (England & Wales)
Virgin Media Group LLC	USA (Delaware)
Virgin Media Holdings Inc	USA (Delaware)
Virgin Media Investment Holdings Limited	UK (England & Wales)
Virgin Media Investments Limited	UK (England & Wales)
Virgin Media Limited	UK (England & Wales)
Virgin Media Payments Limited	UK (England & Wales)
Virgin Media Sales Limited	UK (England & Wales)
Virgin Media Secretaries Limited	UK (England & Wales)
Virgin Media Secured Finance PLC	UK (England & Wales)
Virgin Media SFA Finance Limited	UK (England & Wales)
Virgin Media Wholesale Limited	UK (England & Wales)

Virgin Mobile Group (UK) Limited	UK (England & Wales)
Virgin Mobile Holdings (UK) Limited	UK (England & Wales)
Virgin Mobile Telecoms Limited	UK (England & Wales)
Virgin Net Limited	UK (England & Wales)
VM Real Estate (No 2) Limited	UK (England & Wales)
VM Real Estate Limited	UK (England & Wales)
VM Sundial Limited	UK (England & Wales)
VMIH Sub Limited	UK (England & Wales)
VMWH Limited	UK (England & Wales)
Wakefield Cable Communications Limited	UK (England & Wales)
Windsor Television Limited	UK (England & Wales)
Winston Investors LLC	USA (Delaware) / UK Resident
Workplace Technologies Trustees Company Limited	UK (England & Wales)
XL Debt Recovery Agency Limited	UK (England & Wales)
X-TANT Limited	UK (England & Wales)
Yorkshire Cable Communications Limited	UK (England & Wales)
Yorkshire Cable Finance Limited	UK (England & Wales)
Yorkshire Cable Limited	UK (England & Wales)
Yorkshire Cable Properties Limited	UK (England & Wales)
Yorkshire Cable Telecom Limited	UK (England & Wales)

Partnerships:
Avon Cable Joint Venture	UK (England & Wales)
Avon Cable Limited Partnership	USA (Colorado)
Chartwell Investors, LP	USA (Delaware)
Cotswolds Cable Limited Partnership	USA (Colorado)
Edinburgh Cable Limited Partnership	USA (Colorado)
Estuaries Cable Limited Partnership	USA (Colorado)
London South Cable Partnership	USA (Colorado)
TCI US West Cable Communications Group	USA (Colorado)
Telewest Communications (Cotswolds) Venture	UK (England & Wales)
Telewest Communications (London South) Joint Venture	UK (England & Wales)
Telewest Communications (North East) Partnership	UK (England & Wales)
Telewest Communications (Scotland) Venture	UK (Scotland)
Telewest Communications (South East) Partnership	UK (England & Wales)
Tyneside Cable Limited Partnership	USA (Colorado)
United Cable (London South) Limited Partnership	USA (Colorado)

Joint Ventures (Own 49.9% +):
Crystalvision Productions Limited	UK (England & Wales)
UK Channel Management Limited	UK (England & Wales)
UK Gold Holdings Limited	UK (England & Wales)
UKTV New Ventures Limited	UK (England & Wales)
Flextech Satellite Investments Limited	UK (England & Wales)
UK Gold Broadcasting Limited	UK (England & Wales)
UK Gold Services Limited	UK (England & Wales)
UK Gold Television Limited	UK (England & Wales)
UKTV Interactive Limited	UK (England & Wales)